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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2005
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                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

        New Jersey                       0-29030                 22-3475473
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(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)          Identification No.)


             399 Route 23
         Franklin, New Jersey                                    07416
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(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
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Item 1.01.  Entry Into a Material Definitive Agreement.
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     On  April  27,  2005,  the  shareholders  of the  Registrant  approved  the
Registrant's 2004 Equity Incentive Plan (the "Plan") which had been adopted by the Registrant's Board of Directors on December 15, 2004. The Plan provides for the grant of equity, in the form of restricted stock awards or stock option grants, to the Registrant's employees, officers, directors, consultants and advisors. Up to 200,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the Plan.

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

     The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

     On April 28, 2005, the Registrant issued a press release announcing (i) its financial results for the first quarter ending March 31, 2005 and (ii) that its Board of Directors declared a cash dividend of $0.07 per share, payable on May 31, 2005 to shareholders of record as of May 9, 2005. A copy of this press release is included as Exhibit 99.1 hereto.

Item 8.01.  Other Events.
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     On April 28, 2005,  the  Registrant  issued a press release  announcing the expansion of its stock buy back program to permit the Registrant to repurchase up to 100,000 shares of its outstanding common stock via open market purchases or privately negotiated transactions. Previously, its buy back program permitted the Registrant to repurchase up to 50,000 shares. A copy of this press release is included as Exhibit 99.2 hereto.

Item. 9.01  Financial Statements and Exhibits
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(c)  Exhibits

     10 Sussex Bancorp 2004 Equity Incentive Plan

     99.1 Press Release dated April 28, 2005 regarding financial results for the first quarter ending March 31, 2005 and announcing a declaration of a $0.07 per share cash dividend to shareholders of record as of May 9, 2005.

     99.2 Press Release dated April 28, 2005 regarding the expansion of the Registrant's stock buy back program.


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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex
Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUSSEX BANCORP
                                         --------------
                                          (Registrant)

Dated: April 28, 2005            By: /s/ Candace A. Leatham
                                     ----------------------
                                         CANDACE A. LEATHAM
                                         Executive Vice President and Treasurer


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                                  EXHIBIT INDEX
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                   CURRENT REPORT ON FORM 8-K
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Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------

10            2004 Equity Incentive Plan                                5

99.1          Press release dated April 28, 2005 announcing the         15
              Registrant's results for the first quarter of 2005 and the Registrant's declaration of a $0.07 cash dividend to shareholders of record as of May 9, 2005

99.2          Press release dated April 28, 2005 announcing the         16
              expansion of the Registrant's stock buy back program to permit its repurchase of up to 100,000 shares of its outstanding common stock


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